UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Materials under 14a-12

AKERS BIOSCIENCES INC.
(Name of Registrant as Specified in Its Charter)

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To the Stockholders of Akers Biosciences, Inc.:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Akers Biosciences Inc. (the “Company”), to be held on Monday, December 16, 2019, at the offices of Ellenoff Grossman & Schole LLP at 1345 6th Ave. New York, NY 10105 at 11 AM (EST), to consider and vote upon the following proposals:

1.	To elect four (4) directors to hold office for a one year term and until their successors are elected and qualified or until their earlier incapacity, removal or resignation;

2.	To ratify the appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 2019; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” THE RATIFICATION OF APPOINTMENT OF THE COMPANY’S AUDITOR.

The Board has fixed the close of business on November 1, 2019 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ Christopher C. Schreiber
Christopher C. Schreiber
Executive Chairman of the Board of Directors

November 12, 2019

IMPORTANT

Stockholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, please vote by proxy by completing and signing the enclosed proxy card and returning it promptly or voting on the internet. Even if you have previously submitted a proxy card, you may choose to vote in person at the Meeting. Whether or not you expect to attend the Meeting, please read the attached Proxy Statement and then promptly complete, date, sign and return the enclosed proxy card or vote on the internet in order to ensure your representation at the Meeting. If you desire to vote on the internet and hold your shares through a brokerage firm, you may cast your vote by visiting www.proxyvote.com. If you desire to vote on the internet and are a registered stockholder, you may cast your vote by visiting www.vstocktransfer.com/proxy. You may also have access to the materials for the Meeting by visiting the website http://www.akersbio.com.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or to vote on the Internet.

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NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON December 16, 2019

To the Stockholders of Akers Biosciences, Inc.:

You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Akers Biosciences Inc. (the “Company”), to be held on Monday, December 16, 2019, at the offices of Ellenoff Grossman & Schole LLP at 1345 6th Ave. New York, NY 10105 at 11 AM (EST), to consider and vote upon the following proposals:

1.	To elect four (4) directors to hold office for a one year term and until their successors are elected and qualified or until their earlier incapacity, removal or resignation;
2.	To ratify the appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 2019;

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” THE RATIFICATION OF APPOINTMENT OF THE COMPANY’S AUDITOR.

Holders of record of our common stock, no par value per share (the “Common Stock”), at the close of business on November 1, 2019 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote.

Your vote is important, regardless of the number of shares you own. The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of the Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to elect directors. The affirmative vote of a majority of the Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of the Company’s independent registered public accounting firm. .

A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for 10 days before the Annual Meeting at the principal executive offices of the Company for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board,

/s/ Christopher C. Schreiber
Christopher C. Schreiber
Executive Chairman of the Board of Directors

November 12, 2019

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR AND “FOR” THE RATIFICATION OF APPOINTMENT OF THE COMPANY’S AUDITOR.

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AKERS BIOSCIENCES, INC.

201 Grove Road

Thorofare, New Jersey USA 08086

PROXY STATEMENT

2019 ANNUAL MEETING OF STOCKHOLDERS

to be held on December 16, 2019, at the offices of Ellenoff Grossman & Schole LLP at 1345 6th Ave. New York, NY 10105 at 11 AM (EST),

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

This Proxy Statement describes the proposals on which our Board of Directors (the “Board”) would like you, as a stockholder, to vote on at our 2019 Annual Meeting of the Stockholders (the “Meeting”), which will take place on Monday, December 16, 2019, at the offices of Ellenoff Grossman & Schole LLP at 1345 6th Ave. New York, NY 10105.

This Proxy Statement also gives you information on these proposals so that you can make an informed decision. We intend to mail this Proxy Statement and accompanying proxy card on or about November 13, 2019, to all stockholders of record entitled to vote at the Meeting.

In this Proxy Statement, we refer to Akers Biosciences Inc. as the “Company,” “we,” “us” or “our.”

What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

1.	To elect four (4) directors to serve on the Company’s Board of Directors (the “Board”) for a one year term or until their successors are elected and qualified;

2.	To ratify the appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

3.	To transact any other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

How does the Board recommend that I vote?

Election of Directors

Our Board unanimously recommends that stockholders vote “FOR” each of the nominees for director.

Ratification of Morison Cogen LLP

Our Board unanimously recommends that the stockholders vote “FOR” the ratification of appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

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Who can vote at the 2019 Annual Meeting of Stockholders?

Stockholders who owned shares of our Common Stock on November 1, 2019 (the “Record Date”) may attend and vote at the Annual Meeting.

How many votes am I entitled to per share?

Each share of Common Stock entitles the holder thereof to one vote. There were 12,520,208 shares of Common Stock outstanding on the Record Date. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Other Information─ Principal Stockholders” on page [  ] of this Proxy Statement.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, VStock Transfer LLC you are considered the stockholder of record with respect to those shares, and we are sending the proxy materials directly to you.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “voting instruction form.”

If I am a stockholder of record of the Company’s Common Stock, how do I vote?

There are three ways to vote:

●	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.
●	Via the Internet. If you desire to vote on the internet and hold your shares through a brokerage firm, you may cast your vote by visiting www.proxyvote.com. If you desire to vote on the internet and are a registered stockholder, you may cast your vote by visiting www.vstocktransfer.com/proxy.
●	By Mail. You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope.

Even if you plan to attend the Annual Meeting, it is strongly recommended you vote by proxy via the Internet or complete and return your proxy card before the Annual Meeting date just in case your plans change.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

●	In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.
●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.
●	By Mail. You may vote by proxy by filling out the voting instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What is the proxy card?

The proxy card enables you to appoint Christopher C. Schreiber as your representative at the Annual Meeting. By completing and returning the proxy card, you are authorizing that person to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended you complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxy will vote your shares, under your proxy, according to their best judgment.

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Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the vote on each proposal at the Annual Meeting. You may vote again on a later date via the Internet (in which case only your latest Internet proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or voting instruction form with a later date, or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary, at 201 Grove Road, Thorofare, New Jersey USA 08086, a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that 33.34% of the Common Stock issued and outstanding as of the Record Date must be present in person or represented by proxy.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the proposals being placed before our stockholders. If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur when brokers or others who hold shares in street name for a beneficial owner that has not provided instructions on how to vote on a particular matter. Matters on which a broker is not permitted to vote without instructions from the beneficial owner and instructions are not given are referred to as “non-routine” matters.

The election of directors is a “non-routine” matter, which brokers and nominees cannot vote on behalf of their clients if client do not furnish voting instructions. Therefore, abstentions and broker non-votes will have no effect on the outcome of the election.

The ratification of auditors is “routine” and as such a matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions. Therefore, broker non-votes will have an effect on the outcome of this proposal.

How many votes are required to approve each of the proposals?

Election of Directors

The four persons receiving the highest number of affirmative votes cast by holders of Common Stock present in person or represented by proxy and entitled to vote thereon at the Annual Meeting will be elected. The election of directors is a “non-routine” matter, which brokers and nominees cannot vote on behalf of their clients if client do not furnish voting instructions. Therefore, abstentions and broker non-votes will have no effect on the outcome of the election.

Ratification of Morison Cogen LLP

The ratification of the appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for fiscal year 2019 requires the affirmative vote of a majority of the votes cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions will have no effect on the outcome of the proposal to ratify the appointment of Morison Cogen LLP. In tabulating the voting results for the ratification of auditors, broker non-votes are considered votes cast and therefore will have an effect on the outcome of such proposal.

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Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Annual Meeting.

What happens if I do not indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be voted “FOR” for the four director nominees and “FOR” the ratification of appointment of the Company’s independent auditor.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

You can contact our Executive Chairman of the Board, Christopher C. Schreiber, at (856) 848-2116 or by sending a letter to the offices of the Company, 201 Grove Road, Thorofare, New Jersey 08086 with any questions about the proposals described in this Proxy Statement or how to execute your vote.

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THE ANNUAL MEETING

We are furnishing this Proxy Statement to you, as a stockholder of Akers Biosciences, Inc., as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Monday, December 16, 2019, or any adjournment(s) or postponement(s) thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held on Monday, December 16, 2019, at the offices of Ellenoff Grossman & Schole LLP at 1345 6th Ave. New York, NY 10105 at 11 AM (EST). You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this Proxy Statement:

1.	To elect four (4) directors to hold office for a one year term and until their successors are elected and qualified or until their earlier incapacity, removal or resignation;

2.	To ratify the appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 2019; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Record Date, Voting and Quorum

Our Board fixed the close of business on November 1, 2019, as the Record Date for the determination of holders of our outstanding Common Stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the Record Date, there were 12,520,208 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 12,520,208 votes may be cast at the Annual Meeting.

The holders of Common Stock entitled to cast 33.34% of all votes that could be cast by the holders of all of the issued and outstanding Common Stock, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

The four directors are nominated for election to the Board to serve directors for a one year term or until their respective successors are elected and qualified. The four persons receiving the highest number of affirmative votes cast by holders of Common Stock present in person or represented by proxy and entitled to vote thereon at the Annual Meeting will be elected to the Board. The election of directors is a “non-routine” matter, which brokers and nominees cannot vote on behalf of their clients if client do not furnish voting instructions. Therefore, abstentions and broker non-votes will have no effect on the outcome of the election.

The ratification of the appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for fiscal year 2019 requires the affirmative vote of a majority of the votes cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal at the Annual Meeting. Abstentions will have no effect on the outcome of this proposal. Such proposal is a “routine” matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions. Therefore, broker non-votes will have an effect on the outcome of this proposal.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

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You can vote by proxy by having an individual who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.” If you wish to vote by proxy, you must do one of the following:

●	Use the Internet to vote by going to the Internet address listed on your proxy card;

○	Have your proxy card in hand as you will be prompted to enter your control number and to create and submit an electronic vote; or

●	Complete the enclosed form, called a “proxy card,” and mail it in the envelope provided.

If you do one of the above, you will designate our Executive Chairman of the Board to act as your proxy at the Annual Meeting. The Executive Chairman of the Board will then vote your shares at the Annual Meeting in accordance with the instructions you have given them via the Internet or on the proxy card with respect to the election of directors and the ratification of auditors. The proxy will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.

While we know of no other matters to be acted upon at the Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have voted via the Internet or signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with your proxy’s best judgment.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the Record Date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or the other proposals to be submitted at the Annual Meeting or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each nominee for director and “FOR” the ratification of the appointment of Morison Cogen LLP.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a proxy or voting instruction form from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Executive Chairman of the Board of the Company, at its principal executive offices located at 201 Grove Road, Thorofare, New Jersey 08086, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Attendance at the Annual Meeting

Only holders of Common Stock, their proxy holders and guests may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with photo identification at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned Common Stock as of the Record Date as acceptable proof of ownership.

Solicitation of Proxies and Expenses

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, email and personal solicitation by officers, directors and regular employees of the Company, but no additional compensation will be paid to such individuals.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the proposals discussed in this Proxy Statement. The form of proxy accompanying this Proxy Statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting or at any adjournment(s) or postponement(s) of the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, shares of our Common Stock, represented by properly submitted proxies, will be voted by the proxy holders in accordance with their best judgment.

Principal Offices

The principal executive offices of our Company are located at 201 Grove Road, Thorofare, New Jersey 08086. The Company’s telephone number at such address is (856) 848-8698.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The following table sets forth the names, ages and positions of all of the directors and executive officers of the Company and the positions they hold as of the date hereof. The directors of the Company serve until their successors are elected and shall qualify. Executive officers are elected by the Board and serve at the discretion of the directors.

Name	Age	Position
Howard R. Yeaton	65	Chief Executive Officer, Interim Chief Financial Officer
Christopher C. Schreiber	54	Executive Chairman of the Board and Director
Joshua Silverman	49	Independent Lead Director
Bill J. White	58	Independent Director
Robert C. Schroeder	53	Independent Director

Set forth below is a brief description of the background and business experience of each of our executive officers and directors.

Howard R. Yeaton has been the Managing Principal of Financial Consulting Strategies, LLC since 2003, a firm serving principally early stage public companies with financial reporting support and other related strategic services. From 2005 to November 1, 2019, Mr. Yeaton served as a director, Vice Chairman and Chairman of the audit committee for Stewardship Financial Corporation, a community bank. Mr. Yeaton has served as Interim Chief Financial Officer of Propel Media, Inc. since 2014 and, from July 2014 to July 2015, Mr. Yeaton served as Interim Chief Financial Officer of Energous Corporation, a public company listed on the Nasdaq Capital Market; both clients of Financial Consulting Strategies, LLC. In addition, prior to founding Financial Consulting Strategies, LLC, Mr. Yeaton served in various financial leadership positions for Konica and Teco Energy. Mr. Yeaton began his career with Deloitte, an international accounting and auditing firm.

Mr. Yeaton has a BS in accounting from Florida State University in Tallahassee, FL, and a Master’s in Business Administration from the University of Connecticut in Storrs, CT.

Bill J. White has more than 30 years of experience in financial management, operations and business development. He currently serves as Chief Financial Officer, Treasurer and Secretary of Intellicheck Mobilisa, Inc (NYSE:IDN), a technology company listed on the NYSE MKT. Prior to working at Intellicheck Mobilisa, Inc., he served 11 years as the Chief Financial Officer, Secretary and Treasurer of FocusMicro, Inc. (“FM”). As co-founder of FM, Mr. White played an integral role in growing the business from the company’s inception to over $36 million in annual revenue in a five-year period. Mr. White has broad domestic and international experience including managing rapid and significant growth, import/export, implementing tough cost management initiatives, exploiting new growth opportunities, merger and acquisitions, strategic planning, resource allocation, tax compliance and organization development. Prior to co-founding FM, he served 15 years in various financial leadership positions in the government sector. Mr. White started his career in Public Accounting.

Mr. White holds a Bachelor of Arts in Business Administration from Washington State University and is a Certified Fraud Examiner.

Mr. White was selected to serve on the Board in part because of his significant financial and accounting experience with public companies.

Christopher C. Schreiber combines over 30 years of experience in the securities industry. As the Managing Director of Capital Markets at Taglich Brothers, Inc., Mr. Schreiber builds upon his extensive background in capital markets, deal structures, and syndications. Prior to his time at Taglich Brothers, he was a member of the board of directors of Paulson Investment Company, a 40-year-old full service Investment Banking firm. In addition, Mr. Schreiber serves has a director and partner of Long Island Express North, an elite lacrosse training organization for teams and individuals. He also volunteers on the board of directors for Fox Lane Youth Lacrosse, a community youth program.

Mr. Schreiber is a graduate of Johns Hopkins University, where he received a Bachelor’s Degree in Political Science.

Mr. Schreiber was selected to serve on the Board in part because of his significant experience in capital markets and knowledge of the Company.

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Joshua Silverman currently serves as the Managing Member of Parkfield Funding LLC. Mr. Silverman was the co-founder, and a Principal and Managing Partner of Iroquois Capital Management, LLC, an investment advisory firm. Since its inception in 2003 until July 2016, Mr. Silverman served as Co-Chief Investment Officer of Iroquois. While at Iroquois, he designed and executed complex transactions, structuring and negotiating investments in both public and private companies and has often been called upon by the companies solve inefficiencies as they relate to corporate structure, cash flow, and management. From 2000 to 2003, Mr. Silverman served as Co-Chief Investment Officer of Vertical Ventures, LLC, a merchant bank. Prior to forming Iroquois, Mr. Silverman was a Director of Joele Frank, a boutique consulting firm specializing in mergers and acquisitions. Previously, Mr. Silverman served as Assistant Press Secretary to The President of the United States. Mr. Silverman currently serves as a director of DropCar, Inc. (NASDAQ:DCAR), Protagenic Therapeutics, Inc. (OTCPK:PTIX), and Neurotrope, Inc. (NASDAQ:NTRP), all of which are public companies. He previously served as a Director of National Holdings Corporation from July 2014 through August 2016.

Mr. Silverman received his B.A. from Lehigh University in 1992.

Mr. Silverman was selected to serve of the Board of the Company in part because of his significant expertise in capital markets, corporate structure and management.

Robert C. Schroeder currently serves as the Vice President of Investment Banking at Taglich Brothers, a brokerage firm, and specializes in advisory services and capital raising for small public and private companies. Prior to his time at Taglich Brothers, Mr. Schroeder served as a Senior Equity Analyst publishing sell-side research on publicly traded companies and served in various other positions in the brokerage and public accounting industry. Mr. Schroeder currently serves on the board of directors of publicly traded Intellinetics, Inc., a document solutions software development, sales and marketing company, Air Industries Group (NYSE:AIRI), a manufacturer of aerospace parts and assemblies, and Decisionpoint Systems, Inc., a leading provider and integrator of Enterprise Mobility, Wireless Applications and RFID solutions.

Mr. Schroeder received a B.S. degree in accounting and economics from New York University.

Mr. Schroeder was selected to serve on the Board due to his leadership skills, capital markets expertise, and extensive experience as a director of the board for other public companies.

Board Qualifications

Our Board has not formally established any specific, minimum qualifications that must be met by each of its officers or directors or specific qualities or skills that are necessary for one or more of its officers or members of the board of directors to possess. However, we expect to generally evaluate the following qualities: educational background, diversity of professional experience, including whether the person is a current or was a former chief executive officer or chief financial officer of a public company or the head of a division of a prominent organization, knowledge of our business, integrity, professional reputation, independence, wisdom, and ability to represent the best interests of our stockholders.

Our officers and board of directors will be composed of a diverse group of leaders in their respective fields. Many of these officers or directors have senior leadership experience at various companies. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, and leadership development. Many of our officers and directors also have experience serving on boards of directors and/or board committees of other public companies and private companies, and have an understanding of corporate governance practices and trends, which provides an understanding of different business processes, challenges, and strategies. Further, these officers and directors also have other experience that makes them valuable, such as managing and investing assets.

We, along with our officers and directors, believe that the above-mentioned attributes, along with the leadership skills and other experiences of our officers and board members described above, provide us with a diverse range of perspectives and judgment necessary to facilitate our goals of shareholder value appreciation through organic and acquisition growth.

Number and Terms of Office of Officers and Directors

Our Board currently has four members (i) Joshua Silverman, (ii) Christopher C. Schreiber, (iii) Bill J. White and (iv) Robert C. Schroeder. All of our directors will serve until our Annual Meeting and until their successors are elected and qualified or until their earlier incapacity, removal or resignation. Joshua Silverman, Bill J. White, Christopher C. Schreiber and Robert C. Schroeder are nominated for reelection to the Board.

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Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our Amended and Restated Bylaws as it deems appropriate.

Corporate Governance

Director Independence

The Board evaluates the independence of each nominee for election as a director of our Company in accordance with the Listing Rules (the “Nasdaq Listing Rules”) of the Nasdaq Stock Market LLC (“Nasdaq”). Pursuant to these rules, a majority of our Board must be “independent directors” within the meaning of the Nasdaq Listing Rules, and all directors who sit on our Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee must also be independent directors.

The Nasdaq definition of “independence” includes a series of objective tests, such as the director or director nominee is not, and was not during the last three years, an employee of the Company and has not received certain payments from, or engaged in various types of business dealings with, the Company. In addition, as further required by the Nasdaq Listing Rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with such individual’s exercise of independent judgment in carrying out his or her responsibilities as a director. In making these determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities as they may relate to Company and its management.

The board affirmatively determined that Joshua Silverman, Bill J. White and Robert C. Schroeder are “independent” directors, as that term is defined in the NASDAQ Stock Market Rules.

Committees and meetings of the Board

The Board held approximately five meetings in 2018. No director attended, either in person or via telephone, fewer than 50% of the aggregate of all meetings of the Board, for which at the time of the meeting they were a member of the Board. The Board also approved certain actions by unanimous written consent.

There are three committees of the Board: the Audit Committee; the Nominating and Corporate Governance Committee; and the Compensation Committee.

Audit Committee

We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of our Audit Committee are currently Bill J. White, Joshua Silverman and Robert C. Schroeder to serve on the Audit Committee, subject to their election to the Board. Mr. White serves as Chairman of the Audit Committee. Each of the current and newly appointed Audit Committee members is “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules. Mr. White will serves as the “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of the Audit Committee include, but are not limited to:

●	selecting and recommending to the Board the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;

●	approving the fees to be paid to the independent registered public accounting firm;

●	helping to ensure the independence of the independent registered public accounting firm;

●	overseeing the integrity of our financial statements;

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●	preparing an audit committee report as required by the SEC to be included in our annual proxy statement;

●	resolving any disagreements between management and the auditors regarding financial reporting;

●	reviewing with management and the independent auditors any correspondence with regulators and any published reports that raise material issues regarding the Company’s accounting policies;

●	reviewing and approving all related party transactions; and

●	overseeing compliance with legal and regulatory requirements.

The Audit Committee held approximately four meetings in 2018. All members of the Audit Committee attended, either in person or via telephone, at least 50% of the aggregate of all meetings of the Audit Committee, for which at the time of the meeting they were a member of the Audit Committee.

Compensation Committee

The members of our Compensation Committee are currently Bill J. White and Joshua Silverman. Mr. Silverman currently serves as Chairman of the Compensation Committee. Each of the current is “independent” within the meaning of the NASDAQ Stock Market Rules. In addition, each current and new member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board in the discharge of its responsibilities relating to the compensation of the Board and our executive officers.

The Compensation Committee’s compensation-related responsibilities include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;

●	reviewing, approving and recommending to our board of directors on an annual basis the evaluation process and compensation structure for our other executive officers;

●	determining the need for the appropriateness of employment agreements and change in control agreements for each of our executive officers and any other officers recommended by the Chief Executive Officer or board of directors;

●	providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;

●	reviewing our incentive compensation and other equity-based plans and recommending changes in such plans to our board of directors as needed, and exercising all the authority of our board of directors with respect to the administration of such plans;

●	reviewing and recommending to our board of directors the compensation of independent directors, including incentive and equity-based compensation; and

●	selecting, retaining and terminating such compensation consultants, outside counsel or other advisors as it deems necessary or appropriate.

The Compensation Committee held approximately four meetings in 2018 and acted by written consent. All members of the Compensation Committee attended, either in person or via telephone, at least 50% of the aggregate of all meetings of the Compensation Committee.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are currently Bill J. White and Joshua Silverman. The Nominating and Corporate Governance Committee does not currently have a chairman. Each of the current appointed Nominating and Corporate Governance Committee members is “independent” within the meaning of the NASDAQ Stock Market Rules. The purpose of the Nominating and Corporate Governance Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the board.

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The Nominating and Corporate Governance Committee’s responsibilities include:

●	recommending to the Board nominees for election as directors at any meeting of shareholders and nominees to fill vacancies on the Board;

●	considering candidates proposed by shareholders in accordance with the requirements in the Committee charter;

●	overseeing the administration of the Company’s Code of Ethics;

●	reviewing with the entire Board, on an annual basis, the requisite skills and criteria for Board candidates and the composition of the Board as a whole;

●	the authority to retain search firms to assist in identifying board candidates, approve the terms of the search firm’s engagement and cause the Company to pay the engaged search firm’s engagement fee;

●	recommending to the Board on an annual basis the directors to be appointed to each committee of the Board;

●	overseeing an annual self-evaluation of the Board and its committees to determine whether it and its committees are functioning effectively; and

●	developing and recommending to the Board a set of corporate governance guidelines applicable to the Company.

The Nominating and Corporate Governance Committee may delegate any of its responsibilities to subcommittees as it deems appropriate. The Nominating and Corporate Governance Committee is authorized to retain independent legal and other advisors, and conduct or authorize investigations into any matter within the scope of its duties.

The Nominating and Corporate Governance Committee held approximately one meeting(s) in 2018. The meeting of the Nominating and Corporate Governance Committee was attended by all members of the Nominating and Corporate Governance Committee.

Family Relationships

There are no family relationships between any of our officers or directors.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee has ever been an officer or employee of Akers. None of Akers’ executive officers serve, or have served during the last fiscal year, as a member of the board of directors, compensation committee, or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of Akers directors or on the Compensation Committee.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters.

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Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1).

Third, the Audit Committee reviews financial reporting, policies, procedures and internal controls of the Company. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Morison Cogen LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board.

Bill J. White, Chairman

Joshua Silverman

Robert C. Schroeder

Board Leadership Structure and Role in Risk Oversight

Our Board currently consists of four directors with Chris C. Schreiber appointed as the Executive Chairman of the Board. At the current time, the Board deems it to be in the best interest of the Company to have Mr. Schreiber as the Executive Chairman of the Board. This allows our independent directors to share responsibility in leading the Board, while allowing our Executive Chairman of the Board focuses primarily on managing the operations of the Company. The shared leadership structure of the Company allows the independent directors to work together to determine what is in the best interest of our Company. Our Board believes the Company is well-served by this independent director structure and that this structure should continue to be considered on an ongoing basis.

The Executive Chairman of the Board will work with management to assess the day-to-day management risks of the Company, while the Board as a whole has ultimate responsibility for the Company’s oversight of risk management. Our Board takes an enterprise-wide approach to risk oversight, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk oversight is not only understanding the risks a Company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. As a critical part of this risk management oversight role, our Board encourages full and open communication between management and the Board. Our Board regularly reviews material strategic, operational, financial, compensation and compliance risks with management. In addition our management team regularly reports to the full Board regarding their areas of responsibility and a component of these reports is risk within the area of responsibility and the steps management has taken to monitor and control such exposures. Additional review or reporting on risk is conducted as needed or as requested by our Board.

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Consideration of Director Nominees

Stockholder Recommendations and Nominees

The policy of our Nominating and Corporate Governance Committee is to consider properly submitted recommendations for candidates to the Board from stockholders. Any stockholder recommendations for consideration by the Nominating Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and the Company within the last three years, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the Board, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Nominating and Corporate Governance Committee may reasonably request. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the Board should be sent to:

Akers Biosciences, Inc.

201 Grove Road

Thorofare, New Jersey 08086

Attention: Secretary

Accordingly, for our 2020 annual meeting, notice of a nomination or proposal must be delivered to us no later than March 15, 2020 and no earlier than February 14, 2020. Nominations and proposals also must satisfy other requirements set forth in the Amended and Restated Bylaws. If a stockholder fails to comply with the foregoing notice provision or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of stockholders and any adjournments or postponements.

In addition, our Amended and Restated Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 60 days and not more than 90 days prior to the date we first mailed our proxy materials for the preceding year’s annual meeting of stockholders, or if the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting is first given or made (which for this purpose shall include any and all filings of the Company made on the EDGAR system of the SEC or any similar public database maintained by the SEC), whichever first occurs. To be in proper form, such shareholder’s notice shall set forth as to each matter the shareholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Company’s books, of the shareholder proposing such business, (c) the class and the number of shares of stock of the Company which are beneficially owned by the shareholder, and (d) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with such business and any material interest of the shareholder in such business. Such notice must be accompanied by a written consent of each proposed nominee to being named or referred to as a nominee and to serve as a director if elected. The Company may require any proposed nominee to furnish such other information (which may include attending meetings to discuss the furnished information) as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

Director Qualifications

The Board believes that all directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board also believes that directors should ideally reflect a mix of experience and other qualifications. There is no firm requirement of minimum qualifications or skills that candidates must possess. The Nominating and Corporate Governance Committee evaluates director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, risk management skills, and, for incumbent directors, his or her past performance. While neither the Board nor the Nominating and Corporate Governance Committee has adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board, it is our goal to have a balanced Board, with members whose skills, background and experience are complimentary and, together, cover the variety of areas that impact our business.

The Nominating and Corporate Governance Committee initially evaluates a prospective nominee on the basis of his or her resume and other background information that has been made available to the committee. A member of the Nominating and Corporate Governance Committee will contact for further review those candidates who the committee believes are qualified, who may fulfill a specific board need and who would otherwise best make a contribution to the Board. If, after further discussions with the candidate, and other further review and consideration as necessary, the Nominating and Corporate Governance Committee believes that it has identified a qualified candidate, it will make a recommendation to the Board.

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The qualifications of each of the Company’s directors are set forth in their respective biographies on pages 11 through 12 of this Proxy Statement.

Code of Ethics

The Board has adopted a Code of Business Ethics and Conduct (the “Code of Conduct”) which constitutes a “code of ethics” as defined by applicable SEC rules and a “code of conduct” as defined by applicable NASDAQ rules. We require all employees, directors and officers, including our principal executive officer and principal financial officer, to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that these individuals avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity. The Code of Conduct is available on our website at www.akersbio.com. The Company will post any amendments to the Code of Conduct, as well as any waivers that are required to be disclosed by the rules of the SEC on such website. Information contained on our website is not a part of, and is not incorporated into, this proxy statement, and the inclusion of our website address in this proxy statement is an inactive textual reference only.

Procedures for Contacting Directors

Shareholders and other interested parties may send correspondence by mail to the full Board or to individual directors. Shareholders should address such correspondence to the Board or the relevant Board members in care of: Akers Biosciences, Inc., 201 Grove Road Thorofare, New Jersey USA 08086, Attention: Chief Executive Officer.

All such correspondence will be compiled by our Chief Executive Officer and forwarded as appropriate. In general, correspondence relating to corporate governance issues, long-term corporate strategy or similar substantive matters will be forwarded to the Board, one of the committees of the Board, or a member thereof for review. Correspondence relating to the ordinary course of business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications are usually more appropriately addressed by the officers or their designees and will be forwarded to such persons accordingly.

Executive Compensation

Compensation-Setting Process/Role of Our Compensation Committee

The Compensation Committee has responsibility for the Company’s compensation practices with appropriate approval and general oversight from the Board. This responsibility includes the determination of compensation levels and awards provided to the named executive officers. The Compensation Committee provides a recommendation for the performance review and any compensation adjustments to the Board for approval. Grants of equity-based compensation are approved by the Compensation Committee in accordance with the Company’s stock incentive and award plan established by the Compensation Committee.

Base Salary

We provide base salary as a fixed source of compensation for our executive officers, allowing them a degree of certainty when having a meaningful portion of their compensation “at risk” in the form of equity awards covering the shares of a Company for whose shares there has been limited liquidity to date. The Board recognizes the importance of base salaries as an element of compensation that helps to attract highly qualified executive talent.

Base salaries for our executive officers were established primarily based on individual negotiations with the executive officers when they joined us and reflect the scope of their anticipated responsibilities, the individual experience they bring, the Board members’ experiences and knowledge in compensating similarly situated individuals at other companies, our then-current cash constraints and a general sense of internal pay equity among our executive officers and key personnel.

The Compensation Committee does not apply specific formulas in determining base salary increases. Actual base salaries may differ from the competitive market rates target as a result of various other factors including relative depth of experience, prior individual performance and expected future contributions, internal pay equity considerations within our Company and the degree of difficulty in replacing the individual.

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Summary Compensation Table

The compensation provided to our “named executive officers” for 2018 and 2017 is set forth in detail in the Summary Compensation Table and other tables and the accompanying footnotes and narrative that follow this section. This section explains our executive compensation philosophy, objectives and design, our compensation-setting process, our executive compensation program components and the decisions made for compensation in respect of 2018 and 2017 for each of our named executive officers.

The following table summarizes information regarding the compensation awarded to, earned by or paid to, our Chief Executive Officer, and our other most highly compensated executive officers who earned in excess of $100,000 during 2018 and 2017.

			Cash	Stock	Option	All
Name and		Salary	Bonus	Awards	Awards	Other		Total
Principal Position	Year	$	$	$	$	$		$

Howard R. Yeaton (1)
Chief Executive Officer and Interim	2018	71,774	-	20,941	-	-		92,715
Chief Financial Officer	2017	-	-	-	-	-		-

John J. Gormally (2)	2018	260,360	100,000	-	-	6,500	(3)	366,860
Former Chief Executive Officer	2017	322,115	50,000	132,000	-	7,800	(3)	511,915

Raymond F. Akers, Jr PhD (4)	2018	115,231	-	-	-	3,250	(5)	118,481
Secretary and Chief Scientific Director	2017	288,462	-	-	-	7,800	(5)	296,262

(1)	Mr. Yeaton was appointed as Chief Executive Officer and Interim Chief Financial Officer on October 5, 2018. During the year ended December 31, 2018, both before and after Mr. Yeaton’s appointment, FCS, a consulting firm owned by Mr. Yeaton, provided services to the Company valued at $104,749.

(2)	Mr. Gormally resigned as Chief Executive Officer on October 5, 2018.

(3)	Other Compensation for Mr. Gormally consisted of a car allowance.

(4)	Dr. Akers resigned as an Officer on March 27, 2018.

(5)	Other Compensation for Dr. Akers consisted of a car allowance.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

Howard R. Yeaton

Effective on October 5, 2018, the Board appointed Howard R. Yeaton, who through Financial Consulting Strategies LLC (“FCS”) served previously as a consultant to the Company, to serve as the Chief Executive Officer and interim Chief Financial Officer of the Company. Mr. Yeaton is the managing principal of FCS and the Company’s relationship with FCS shall continue, with FCS continuing to provide accounting services to the Company. During the year ended December 31, 2018, the Company paid a total of $104,749 to FCS in connection with these services. In connection with his appointment as the Chief Executive Officer and interim Chief Financial Officer of the Company, the Company and Mr. Yeaton entered into an offer of employment, dated October 5, 2018 (the “Employment Agreement”). The Employment Agreement provides for the following compensation for Mr. Yeaton: (i) twenty-five thousand dollars ($25,000) per month in base salary, (ii) a monthly grant of three thousand seven hundred fifty (3,750) unrestricted shares of the Common Stock pursuant to the Plan, (iii) Mr. Yeaton will be afforded other Company employee benefits including, health insurance, dental insurance, basic life and accidental death and dismemberment insurance, long and short term disability insurance and participation in the Company’s 401(k) Plan, and (iv) will be reimbursed for reasonable and necessary travel and business expenses including the expenses of travel and hotel stays in or near Thorofare, New Jersey.

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On November 1, 2019, the Board provided Mr. Yeaton with sixty (60) days’ notice of its intent to terminate him from each of his officer positions as Chief Executive Officer and interim Chief Financial Officer of the Company; pursuant to the employment agreement between the Company and Mr. Howard R. Yeaton, dated October 5, 2018. It is the Board’s intention to negotiate an arrangement with Mr. Yeaton whereby he will continue to serve past such sixty (60) day period in the role of interim Chief Financial Officer. There is no assurance that the Company will be able to reach such an agreement with Mr. Yeaton. There were no disagreements between the Company and Mr. Yeaton on any matters relating to the Company’s operations, policies or practices.

Outstanding Equity Awards at Fiscal Year-End 2018

There were no outstanding equity awards at Fiscal Year-End 2018.

2018 Equity Incentive Plan

The Board adopted the Akers Biosciences, Inc. 2018 Equity Incentive Plan (the “2018 Plan”) and at the Company’s 2018 annual meeting on December 7, 2018, the 2018 Plan was approved by the majority of stockholders. The 2018 Plan is comprised of 1,875,000 shares of our Common Stock to be available in the form of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other customary equity incentives.

The purpose of the 2018 Plan is to enable the Company to offer its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company have been, are, or will be important to its success, an opportunity to acquire a proprietary interest in the Company. The various types of incentive awards that may be provided under the plan are intended to enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business. The 2018 Plan is administered by the Compensation Committee of our Board or by the full Board, which may determine, among other things, (a) the persons who are to receive awards, (b) the type or types of awards to be granted to such persons, (c) the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with the awards, (d) the terms and conditions of any awards, (e) whether, to what extent, and under what circumstances awards may be settled or exercised in cash, shares of Common Stock, other securities, other awards or other property, or cancelled, forfeited, or suspended and the method or methods by which awards may be settled, exercised, cancelled, forfeited, or suspended, (f) whether, to what extent, and under what circumstances the delivery of cash, shares of Common Stock, other securities, other awards or other property and other amounts payable with respect to an award, and (g) make any other determination and take any other action that the compensation committee deems necessary or desirable for the administration of the 2018 Plan.

The 2018 Plan provides that in the event of a change of control event, (i) all of the then outstanding options and stock appreciation rights granted pursuant to the 2018 Plan will immediately vest and become immediately exercisable as of a time prior to the change in control, and (ii) any performance goal restrictions related to an award shall end on such date and the Compensation Committee shall (a) determine the extent to which performance goals with respect to each such period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (b) cause the participant to receive partial or full payment of awards for each such period based upon the Compensation Committee’s determination of the degree of attainment of the performance goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Compensation Committee.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the 2018 Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a holder under any agreement theretofore entered into hereunder, without the holder’s consent, except as set forth in the 2018 Plan or the agreement. Notwithstanding anything to the contrary herein, no amendment to the provisions of the 2018 Plan shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any provision of the Code of Ethics or other applicable law or the listing requirements of any national securities exchange on which the Company’s securities are listed.

Option Exercises and Stock Vested

There were no options exercised by the executive officers during the years ended December 31, 2018 or 2017.

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Pension Benefits

None of our employees participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us. Our Compensation Committee may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our company’s best interest.

Non-qualified Deferred Compensation

None of our employees participate in or have account balances in non-qualified defined contribution plans or other non-qualified deferred compensation plans maintained by us. Our Compensation Committee may elect to provide our officers and other employees with non-qualified defined contribution or other non-qualified compensation benefits in the future if it determines that doing so is in our company’s best interest.

STOCK AWARDS

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g) (9)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)

Howard R. Yeaton Chief Executive Officer and Interim Chief Financial Officer	-	-	-	-		-	-	-	-

Christopher C. Scheiber Co-Independent Lead Director	-	-	-	-		-	-	-	-

Josh Silverman Co-Independent Lead Director	-	-	-	-		-	-	-	-

Bill J. White Director	-	-	-	-		-	-	-	-

Effective October 5, 2016, the Board amended, upon recommendation from the Compensation Committee of the Board, the Akers Biosciences, Inc. First Amended and Restated 2013 Incentive Stock and Award Plan. The Amendment increases the number of authorized shares of common stock subject to the Plan by 30,000 shares, or 3.75% of the amount of shares previously authorized under the Plan.

Effective August 7, 2017, the shareholders of the Company, upon the recommendation of the Board, approved and adopted the Akers Biosciences, Inc. 2017 Equity Incentive Plan (the “Plan”) which supplemented the Company’s existing Amended and Restated 2013 Incentive Stock and Award Plan. The Plan provides for the issuance of up to 168,750 shares of the Company’s common stock, no par value per share (the “Common Stock”), through the grant of non-qualified options (the “Non-qualified Options”), incentive options (the “Incentive Options” and together with the Non-qualified Options, the “Options”), restricted stock (the “Restricted Stock”) and unrestricted stock to directors, officers, consultants, attorneys, advisors and employees of the Company and its subsidiaries and affiliates whose contributions are essential to the growth and success of the Company’s business. As of December 31, 2018, grants totaling 36,032 shares of restricted Common Stock have been issued pursuant to the 2017 Plan and 132,718 shares of Common Stock remain available for grants under the Plan. All future grants will be made pursuant to the Plan at the market price per share on the date of issuance.

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Effective on October 5, 2018, the Board appointed Howard R. Yeaton. In connection with his appointment as the Chief Executive Officer and interim Chief Financial Officer of the Company, the Company and Mr. Yeaton entered into an offer of employment, dated October 5, 2018 (the “Employment Agreement”). The Employment Agreement provides for a monthly grant of three thousand seven hundred fifty (3,750) unrestricted shares of the Common Stock pursuant to the Plan.

On October 5, 2018, John J. Gormally submitted to the Board his resignation from his positions as the Chief Executive Officer of the Company and as a member of the Board. In connection with his resignation from the Company, the Company and Mr. Gormally acknowledge that, in June 2016, the Company attempted to grant Mr. Gormally twenty seven thousand and five hundred (27,500) restricted shares of Company’s common stock, no par value (the “Common Stock”) pursuant to the Company’s 2013 Equity Incentive Plan (the “2013 Shares”), and the Company and Mr. Gormally agree that ten (10) business days after the execution of the Resignation Agreement the Company and Mr. Gormally shall cancel the 2013 Shares and shall grant to Mr. Gormally twenty seven thousand and five hundred (27,500) restricted shares of Common Stock pursuant to the Company’s 2017 Equity Incentive Plan (the “Plan”), and those shares to be deemed fully vested on that date.

Effective December 7, 2018, the shareholders of the Company, upon the recommendation of the Board, approved and adopted the Akers Biosciences, Inc. 2018 Equity Incentive Plan (the “2018 Plan”) which supplemented the Company’s existing Amended and Restated 2013 Incentive Stock and Award Plan and the 2017 Equity Incentive Plan. The 2018 Plan provides for the issuance of up to 1,875,000 shares of the Company’s common stock, no par value per share (the “Common Stock”), through the grant of non-qualified options (the “Non-qualified Options”), incentive options (the “Incentive Options” and together with the Non-qualified Options, the “Options”), restricted stock (the “Restricted Stock”) and unrestricted stock to directors, officers, consultants, attorneys, advisors and employees. Through December 31, 2018, 1,875,000 are shares reserved for future issuances under our Plan. All future grants will be made pursuant to the 2018 Plan at the market price per share on the date of issuance.

Director Compensation

The following sets forth the compensation awarded to, earned by, or paid to the named director by us during the year ended December 31, 2018.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non- equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Christopher Schreiber	100,000	-	-	-	-	100,000
Josh Silverman(1)	-	-	-	-	-	-
William White	100,000	-	-	-	-	100,000
Richard Tarbox (2)	100,000	-	-	-	-	100,000
Raymond Akers, Jr. (3)	-	-	-	-	-	-
John J. Gormally (4)	-	-	-	-	-	-

(1)	Effective September 7, 2018, Mr. Silverman was appointed to the Board.
(2)	On October 18, 2018, Richard C. Tarbox III submitted to the Board of the “Company his resignation from his positions as interim Non-Executive Chairman of the Board, as Secretary of the Company, as a member of the Board and as a member of each of the committees of the Board upon which he served
(3)	Effective April 22, 2016, Dr. Akers resigned as Executive Chairman of the Board. Dr. Akers was Vice Chairman from April 22, 2016 through August 10, 2017 when he resumed his position as Executive Chairman. Effective March 27, 2018, Dr. Akers resigned as an officer of the Company.
(4)	Effective October 5, 2018, Mr. Gormally resigned as Chief Executive Officer and Director of the Company.

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Narrative Disclosure to Director Compensation Table

Cash Compensation

Each management non-executive director of the Board received a $100,000 payment in 2018.

Stock Compensation

During the year ended December 31, 2018, no stock compensation was granted to the members of the Board.

Compensation Policies and Practices and Risk Management

The Compensation Committee has reviewed the design and operation of the Company’s compensation policies and practices for all employees, including executives, as they relate to risk management practices and risk-taking incentives. The Compensation Committee believes that the Company’s compensation policies and practices do not encourage unnecessary or excessive risk taking and that any risks arising from the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in fiscal year 2018, all Forms 3, 4 and 5 were timely filed with the SEC by such reporting persons, however, Mr. Howard R. Yeaton, who did not file a form 3, which was due on October 15, 2019. Mr. Howard R. Yeaton filed his Form 3 on October 16, 29018.

Other Information

Principal Stockholders

The following table sets forth, as of the Record Date, information regarding beneficial ownership of our capital stock by:

●	Each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

●	Each of our named executive officers;

●	Our Current Chief Executive Officer;

●	Each of our directors; and

●	All of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC”) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within sixty (60) days of the Record Date. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.

Common stock subject to stock options currently exercisable or exercisable within sixty (60) days of the Record Date are deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

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Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Akers Biosciences, Inc., 201 Grove Road, Thorofare, New Jersey USA 08086.

	Beneficial Ownership as of November 1, 2019
Name and Address of Beneficial Owner	Number of Shares	Percentage
5% Stockholders
Named Executive Officers and Directors
Bill J. White	-	-%
Joshua Silverman	-	-%
Christopher C. Schreiber	-	-%
Howard Yeaton (1)	45,000	*
All directors and executive officers as a group (4 persons)	45,000	*

* Less than 1%.

(1)	In connection with his appointment as the Chief Executive Officer and interim Chief Financial Officer of the Company, the Company and Mr. Yeaton entered into an offer of employment, dated October 5, 2018 (the “Employment Agreement”). The Employment Agreement provides for, among other compensation, a monthly grant of three thousand seven hundred and fifty (3,750) unrestricted shares of the Common Stock pursuant to the 2017 Plan. Forty-five thousand shares (45,000) unrestricted shares of the Common Stock have as of November 1, 2019 been issued to Mr. Yeaton pursuant to the Plan.

Certain Relationships and Related Transactions

On March 29, 2019, the Compensation Committee of the Board approved Board compensation, payable as follows. Lump sum of $64,000 to be paid to each of Messrs. Schreiber and White and a lump sum of $56,000 to be paid to Mr. Silverman. Such amounts shall be paid during April 2019. Beginning for the month of April 2019, each director shall be paid $8,000 per month. Further, each director was granted 124,827 Restricted Stock Units (“RSU”). Such RSUs shall vest on January 1, 2020, with vesting accelerated upon a change of control. Such RSUs are able to be settled in cash or stock, including on a net tax basis, at the discretion of the holder.

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PROPOSALS TO BE VOTED ON

PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS

Introduction and Nominees

The Company’s Board is currently comprised of four directors. A total of four directors will be elected at the Annual Meeting to serve until the next annual meeting of shareholders to be held in 2020, or until their successors are elected and qualified or until their earlier incapacity, removal or resignation. Joshua Silverman, Bill J. White, Christopher C. Schreiber and Robert C. Schroeder are standing for reelection. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

We have been advised by each of Messrs. Silverman, White, Schreiber and Schroeder that they are willing to be named as a nominee and each are willing to continue to serve as a director if elected. Unless you indicate otherwise, shares represented by executed proxies will be voted for the election as directors of each nominee (each of whom is now a director) unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. New Jersey law provides that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares of our Common Stock present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Recommendation

Our Board recommends a vote “FOR” the election of (i) Joshua Silverman, (ii) Bill J. White, (iii) Christopher C. Schreiber and (iv) Robert C. Schroeder as directors.

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PROPOSAL NUMBER TWO—RATIFICATION OF AUDITORS

Introduction

The Audit Committee of the Board has appointed Morison Cogen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 and recommends that stockholders vote “FOR” ratification of this appointment. Although stockholder approval of this appointment is not required by law and is not binding on the Company, the Audit Committee will take your vote on this proposal into consideration when appointing the independent registered public accounting firm in the future. Even if you ratify the appointment of Morison Cogen LLP, the Audit Committee may, in its sole discretion, terminate such engagement and direct the appointment of another independent registered public accounting firm at any time during the year, although it has no current intention to do so. Morison Cogen LLP was initially appointed by the Audit Committee on November 8, 2019. Representatives of Morison Cogen LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Independent Registered Public Accounting Firm

On November 8, 2019, the Audit Committee of the Board appointed the firm of Morison Cogen LLP (“Morison Cogen”) to serve as our independent auditors for our fiscal year ending December 31, 2019. The independent accountant’s report of Morison Cogen on our consolidated financial statements for the year ended December 31, 2018 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

As discussed in greater detail below, the following table shows the fees paid or accrued by us to Morison Cogen and during the fiscal year ended December 31, 2018:

Type of Service	2018
Audit Fees (1)	$100,000
Audit-Related Fees (2)	232,100
Tax Fees (3)	10,000
All Other Fees (4)	4,369
Total	$346,469

(1)	Comprised of the audit of our annual financial statements, internal controls over financial reporting, reviews of our quarterly financial statements, various SEC filings and statutory audits.

(2)	Comprised of the restatement of the financial statements for the quarterly reports on Form 10-Q for the fiscal year ended 2017, the annual report on Form 10-K for the fiscal year ended 2017 and the quarterly report on Form 10-Q for the first fiscal quarter of 2018.

(3)	Comprised of the preparation of the Company’s fiscal year ended 2018 federal and state income tax returns.

(4)	Comprised of attendance at stockholder meetings, review of financials and issuance of consents.

Audit Committee Pre-Approval Policies and Procedures

The Company’s Audit Committee has adopted policies and procedures that shall require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, the Company’s independent accounting firms. At the beginning of each year, the Audit Committee shall approve the proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by these firms during the year. In addition, Audit Committee pre-approval is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee.

Changes In and Disagreements with Auditors on Accounting and Financial Disclosure.

None.

Required Vote

The ratification of the appointment of Morison Cogen LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2019 requires the affirmative vote of a majority of the votes cast by holders of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal at the Annual Meeting. Abstentions will have no effect on the outcome of this proposal. Such proposal is a “routine” matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions. Therefore, broker non-votes will have an effect on the outcome of this proposal.

Recommendation

Our Board recommends a vote “FOR” the ratification of Morison Cogen LLP as the Company’s independent registered public accounting firm.

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OTHER MATTERS

The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

Stockholder Proposals

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2020 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its headquarters at 201 Grove Road, Thorofare, New Jersey 08086 no later than March 15, 2020.

In addition, our Amended and Restated Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 60 days and not more than 90 days prior to the date we first mailed our proxy materials for the preceding year’s annual meeting of stockholders, or if the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting is first given or made (which for this purpose shall include any and all filings of the Company made on the EDGAR system of the SEC or any similar public database maintained by the SEC), whichever first occurs. Accordingly, for our 2020 annual meeting, notice of a nomination or proposal must be delivered to us no later than March 15, 2020 and no earlier than February 14, 2020. Nominations and proposals also must satisfy other requirements set forth in the Amended and Restated Bylaws. If a stockholder fails to comply with the foregoing notice provision or with certain additional procedural requirements under SEC rules, the Company will have authority to vote shares under proxies we solicit when and if the nomination or proposal is raised at the annual meeting of stockholders and, to the extent permitted by law, on any other business that may properly come before the annual meeting of stockholders and any adjournments or postponements. The Executive Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at Akers Biosciences Inc., 201 Grove Road, Thorofare, New Jersey 08086, to inform us of their request; or
●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Akers Biosciences Inc., 201 Grove Road, Thorofare, New Jersey 08086, Attn: Secretary.

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VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy
and log-on using the below control number.

CONTROL #

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the enevelope we have provided.

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting to be held on December 16, 2019.

Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope.

Annual Meeting Proxy Card - Common Stock

▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼

(1) Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Joshua Silverman 02 Bill J. White 03 Christopher C. Schreiber 04 Robert. C. Schroder

☐ VOTE FOR ☐ VOTE AGAINST ☐ ABSTAIN

NOTE: Such other business as may properly come before the meeting and any adjournment thereof.

Date ______ **Signature** ______ **Signature, if held jointly** ______

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT9999 90.00

AKERS BIOSCIENCES, INC.

Annual Meeting of Stockholders

December 16, 2019

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on December 16, 2019

The Proxy Statement is available at

www.akersbio.com/investor-center/us-sec-filings

AKERS BIOSCIENCES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Christopher C. Schrieber as proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on December 16, 2019, at 11:00 am Eastern Time at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted **FOR** the election of the listed nominees as directors, **FOR** Proposal 2 and in the case of other matters that legally come before the meeting, as said proxy(s) may deem advisable.

Please check here if you plan to attend the Annual Meeting of Stockholders on December 16, 2019 at 11:00 a.m. ☐

(Continued and to be signed on Reverse Side)